UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006


                            WELLCO ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                     1-5555             56-0769274
(State or other jurisdiction        (Commission         (IRS Employer
       of Incorporation)            File Number)     Identification No.)

150 Westwood Circle, P.O. Box 1888, Waynesville, NC              28786
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (828) 456-3545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant of Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2  Financial Information

ITEM 2.02     Results of Operations and Financial Condition

On May 16, 2006, Wellco Enterprises, Inc. issued a press release announcing the financial results for the third quarter ended April 1, 2006 and cash dividend declaration. A copy of Wellco Enterprises, Inc. press release is attached as
Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Exhibit Index

99(a) Press release, dated: May 16, 2006 issued by Wellco Enterprises, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      WELLCO ENTERPRISES, INC., Registrant



/s/ Lee Ferguson
---------------------------
Lee Ferguson, CEO & President


Dated: May 19, 2006

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                                                                 Exhibit 99 (a)

              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
  FOR THE FISCAL QUARTER AND NINE MONTHS ENDED APRIL 1, 2006 AND CASH DIVIDEND

Waynesville, North Carolina, May 16, 2006--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income for the third fiscal quarter ended April 1, 2006 (current three month period) of $162,000, equivalent to basic and diluted earnings per share of $0.13 from revenues of $13,395,000. This compares to net income $209,000, equivalent to basic and diluted earnings per share of $0.16 from revenues of $14,646,000 in the prior year three month period ended April 2, 2005 (prior three month period).

Compared to the prior period, total revenues in the current period decreased by $1,251,000. DOD contract pairs sold during the current period and prior period were comparatively similar. However, during the current period the Company shipped more pairs of a lower contract priced boot. Also, during the prior quarter the Company shipped more commercial pairs of boots due to some large sales to foreign customers.

Gross profit for the three months ended April 1, 2006 was $1,006,000 or 7.5% of revenues as compared to gross profit of $915,000 or 6.2% for the prior period.

For the nine month period ended April 1, 2006 (current nine month period) the Company had a net loss of ($259,000), equivalent to basic and diluted loss per share of ($.20), from revenues of $32,754,000. This compares with net income of $1,127,000, equivalent to basic earnings per share of $.89 ($.87 diluted), from revenues of $40,406,000 in the prior year nine months ended April 2, 2005 (prior nine month period).

In the current period, the Company shipped 377,000 pairs of boots under contract with the U.S. Department of Defense as compared to 480,000 pairs in the prior period, a decrease of 103,000 or 21%. In the prior period, delivery orders issued by the DOD for Hot Weather boots incorporated a "surge" requirement to meet the need in Iraq. The "surge" requirement was substantially completed in the prior period.

The majority of the Company's boot manufacturing operations occur at the factory of a wholly-owned subsidiary located in Puerto Rico. The Company is participating in a Puerto Rican government program to assist manufacturers in the training of new and expanded work force under which the Company is reimbursed for part of the compensation paid to certain employees. During the current nine month period, the Company received $405,000 of reimbursement under this program, which is included in revenues. In the prior nine month period, the Company received $1,165,000. The Company's policy is to recognize the reimbursements as revenue in the period in which it is received, and not when the related compensation is paid.

Gross profit for the nine months ended April 1, 2006 was $1,836,000 or 5.6% of revenues as compared to gross profit of $3,618,000 or 9.0% for the prior nine month period. This decrease in gross profit as a percentage of revenues is primarily due to higher per unit manufacturing costs associated with lower production levels and the decrease of $760,000 in reimbursement revenues from the Puerto Rican government mentioned above. In addition, in early August 2005, the only U.S. supplier of a DOD required component had a significant quality

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problem. The rate of boot production was reduced due to the limited supply of this component. After this supplier solved its quality problem, the rate of production continued to be impaired, as it took that supplier several weeks to reestablish full production.

For the current nine month period, the Company reflected income tax expense of $88,000 on a pretax loss of $171,000. This is the result of the U.S. parent and one subsidiary having consolidated income before taxes and the Puerto Rican subsidiary having a pretax loss. The Puerto Rican subsidiary's losses are not available to offset the taxable income for the U.S. jurisdiction companies who file a consolidated federal income tax return. The composition of the pretax income or loss between the parent and each of the subsidiaries impacts the income tax expense or benefit for each interim period. The effective income tax rate for the prior period was 21% of pretax income.

At a May 16, 2006 meeting, the Wellco Board of Directors declared a cash dividend of $.15 per share payable on June 30, 2006 to shareholders of record on June 2, 2006.


           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION


Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 2, 2005. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward-looking statements.


Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
Lee Ferguson, President and Chief Executive Officer
Phone: 828-456-3545, extension 167

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================================================================================
                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)

        (000's omitted except for per share amounts and number of shares)
--------------------------------------------------------------------------------
                            Fiscal Nine Months Ended   Fiscal Three Months Ended
--------------------------------------------------------------------------------
                            April 1,        April 2,   April 1,         April 2,
                                2006            2005       2006             2005
--------------------------------------------------------------------------------
Revenues                     $32,754         $40,406    $13,395         $14,646
--------------------------------------------------------------------------------
Operating Income                  36           1,637        366             327
--------------------------------------------------------------------------------
Net Interest Expense             207             203         98              66
--------------------------------------------------------------------------------
Income (Loss) Before
Income Taxes                    (171)          1,434        268             261
--------------------------------------------------------------------------------
Provision for Income
Taxes                             88             307        106              52
--------------------------------------------------------------------------------
Net Income (Loss)              $(259)         $1,127       $162            $209
--------------------------------------------------------------------------------
Basic Earnings (Loss)
Per Share                      (0.20)           0.89       0.13            0.16
--------------------------------------------------------------------------------
Diluted Earnings (Loss)
Per Share                     (0.20)            0.87       0.13            0.16
--------------------------------------------------------------------------------
Weighted Average Number
of Common Shares
Outstanding:
--------------------------------------------------------------------------------
   For Basic Earnings
   Per Share              1,270,746        1,261,660  1,270,746       1,270,746
--------------------------------------------------------------------------------
   For Diluted Earnings
   Per Share              1,270,746        1,297,748  1,286,035       1,305,000
--------------------------------------------------------------------------------

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